Regulatory Capital Requirements	12 Months Ended
Sep. 30, 2012
Regulatory Capital Requirements [Abstract]
Regulatory Capital Requirements

13. REGULATORY CAPITAL REQUIREMENTS

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary, actions by regulators that, if undertaken, could have a material adverse effect on the Company’s financial statements.  Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices.  The Bank’s capital amounts and classifications are also subject to qualitative judgments by regulators about components, risk weightings, and other factors.

The Bank was required to start filing a Call Report with the OCC starting with the quarter ended March 31, 2012.  Prior to that date, the Bank filed a Thrift Financial Report with the OTS.  The capital ratios presented in the Call Report differ from that of the Thrift Financial Report.  The September 30, 2011 capital ratios presented in the table below are based on Thrift Financial Report guidelines while the September 30, 2012 capital ratios are based on the Call Report guidelines.  As of September 30, 2012 and 2011, the most recent regulatory guidelines categorized the Bank as “well capitalized” under the regulatory framework for prompt corrective action.  To be categorized as “well capitalized,” the Bank must maintain minimum capital ratios as set forth in the table below.  Management believes, as of September 30, 2012, that the Bank meets all capital adequacy requirements to which it is subject and there were no conditions or events subsequent to September 30, 2012 that would change the Bank’s category.  There are currently no regulatory capital requirements at the Company.

					To Be Well
					Capitalized
					Under Prompt
			For Capital		Corrective Action
	Actual		Adequacy Purposes		Provisions
	Amount	Ratio	Amount	Ratio	Amount	Ratio
	(Dollars in thousands)
As of September 30, 2012:
Tier 1 leverage ratio	$1,355,105	14.6%	$371,747	4.0%	$464,684	5.0%
Tier 1 risk-based capital	1,355,105	36.4	148,744	4.0	223,116	6.0
Total risk-based capital	1,366,205	36.7	297,489	8.0	371,861	10.0

As of September 30, 2011:
Tangible equity	$1,369,143	15.1%	$135,926	1.5%	N/A	N/A
Tier 1 (core) capital	1,369,143	15.1	362,469	4.0	$453,086	5.0%
Tier 1 (core) risk-based capital	1,369,143	37.9	N/A	N/A	216,551	6.0
Total risk-based capital	1,380,853	38.3	288,734	8.0	360,918	10.0

A reconciliation of the Bank’s equity under GAAP to regulatory capital amounts as of September 30, 2012 and 2011 is as follows:

	2012	2011
	(Dollars in thousands)
Total Bank equity as reported under GAAP	$1,379,357	$1,395,708
Unrealized gains on AFS securities	(24,179)	(26,314)
Other	(73)	(251)
Total Tier 1 capital	1,355,105	1,369,143
ACL(1)	11,100	11,710
Total risk-based capital	$1,366,205	$1,380,853

(1)The September 30, 2011 ACL amount represents the general valuation allowances calculated using the formula analysis.  SVAs were netted against the related loan balance on the Thrift Financial Report and are therefore not included in this amount.

Generally, savings institutions, such as the Bank, may make capital distributions during any calendar year equal to earnings of the previous two calendar years and current year-to-date earnings.  It is generally required that the Bank remain well capitalized before and after the proposed distribution.  So long as the Bank continues to remain “well capitalized” after each capital distribution and operates in a safe and sound manner, it is management’s belief that the OCC and FRB will continue to allow the Bank to distribute its net income to the Company, although no assurance can be given in this regard.